UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026 (April 28, 2026)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2026, Professional Diversity Network, Inc. (the “Company”) entered into a Global Amendment (the “Global Amendment”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), which amends that certain securities purchase agreement, dated September 5, 2025 (the “Securities Purchase Agreement”), and the other Transaction Documents (as defined in the Global Amendment), as previously disclosed in the Company’s Current Report on Form 8‑K filed with the Securities and Exchange Commission on September 5, 2025. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Securities Purchase Agreement.

Pursuant to the Global Amendment, the parties agreed to amend the defined term “Commitment Amount” throughout the Transaction Documents from $20,000,000 to $8,000,000. In addition, the Global Amendment modifies the calculation of the Minimum Balance Amount. As amended, for every $1.00 that the Company pays toward the outstanding balance of a Pre‑Paid Purchase, the Minimum Balance Amount may be reduced by $0.70, and such corresponding amount may be released from the Deposit Account to the Company upon the Company’s written request to the Investor (each, a “Release”). Each Release must be in an amount equal to or greater than $50,000.

Except as expressly modified by the Global Amendment, the Securities Purchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms.

The foregoing description of the Global Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Global Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Global Amendment, dated April 28, 2026, by and between Professional Diversity Network, Inc. and Streeterville Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: April 29, 2026	By:	/s/ Yiran Gu
	Name:	Yiran Gu
	Title:	Chief Financial Officer